Loss Per Share (Details) - Schedule of basic loss per share is calculated by dividing the loss attributable to the company’s owners - USD ($) $ / shares in Units, shares in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Schedule of basic loss per share is calculated by dividing the loss attributable to the company’s owners [Abstract]
Net loss attributable to Company’s owners	$ (43,815)	$ (22,563)	$ (1,909)
The weighted average of the number of ordinary shares (in thousands)	35,654	25,181	20,793
Basic and diluted loss per share	$ (1.23)	$ (0.90)	$ (0.09)